Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche New York Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche New York Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                     /s/Richard T. Hale
                                                      Richard T. Hale
                                                      Chief Executive Officer
                                                      Deutsche New York Tax Free
                                                      Money Fund, a series of
                                                      Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche New York Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche New York Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                   /s/Charles A. Rizzo
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Deutsche New York Tax Free
                                                    Money Fund, a series of
                                                    Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Deutsche Tax Free Money Fund,
                                                 a series of Scudder Advisor
                                                 Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                              /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Deutsche Tax Free Money Fund,
                                               a series of Scudder Advisor
                                               Funds